THE WEITZ FUNDS

Nebraska Tax-Free Income Fund

(the “Fund”)

Supplement dated October 2, 2021 to the Fund’s Summary Prospectus dated July 31, 2021

Effective October 2, 2021, the Fund is re-classified as a “diversified” investment company for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”) and will continue to operate as a diversified investment company as it has done since October 2, 2018. As a diversified investment company, the Fund is required to meet certain diversification requirements under the 1940 Act with respect to its portfolio investments. As a result, the following disclosure change is being made to the Fund’s Summary Prospectus:

The “Non-Diversified Risk” paragraph under the Principal Investment Risks section on page 3 of the Fund’s Summary Prospectus is deleted in its entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.